UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 5, 2017

Neuralstem, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-1357459	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876
(Address of Principal Executive Offices) (Zip Code)

301-366-4960
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01. Regulation FD Disclosure.

On December 5, 2017, Neuralstem, Inc. (the “Company”) announced that additional safety, efficacy and tolerability data from its exploratory Phase 2 clinical trial examining the efficacy of NSI-189 at 40 mg twice daily (BID) compared to placebo for the treatment of major depressive disorder were presented at the 56th American College of Neuropsychopharmacology (ACNP) Annual Meeting in a poster entitled “A Phase 2, Double-Blind, Placebo-Controlled Study of NSI-189 Phosphate, a Neurogenic Compound, Among Out-Patients with Major Depressive Disorder.” A copy of the press release and poster are attached to this report as Exhibits 99.01 and 99.02, respectively.

The information contained in this Item 7.01 to this Current Report on Form 8-K and the exhibit attached hereto pertaining to this item shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in the exhibits to this Form 8-K relating to this item 7.01 shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.01	Press Release dated December 5, 2017
99.02	Poster Entitled "A Phase 2, Double-Blind, Placebo-Controlled Study of NSI-189 Phosphate, a Neurogenic Compound, Among Out-Patients with Major Depressive Disorder."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Neuralstem, Inc.

Date: December 5, 2017	By:	/s/ Richard Daly
Richard Daly
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.01	Press Release dated December 5, 2017
99.02	Poster entitled "A Phase 2, Double-Blind, Placebo-Controlled Study of NSI-189 Phosphate, a Neurogenic Compound, Among Out-Patients with Major Depressive Disorder."